UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2019

Wesbanco, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	000-08467	55-0571723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Bank Plaza, Wheeling, WV	26003
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                (304) 234-9000

Former name or former address, if changed since last report Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $2.0833 Par Value	WSBC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01	Completion of Acquisition or Disposition of Assets

On November 22, 2019, Wesbanco, Inc., a West Virginia corporation (“Wesbanco”), completed its previously announced merger (the “Merger”) with Old Line Bancshares, Inc., a Maryland corporation (“Old Line Bancshares”), pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of July 23, 2019, by and among Wesbanco, Wesbanco Bank, Inc., a West Virginia corporation and a wholly-owned subsidiary of Wesbanco (“Wesbanco Bank”), Old Line Bancshares and Old Line Bank, a Maryland-chartered trust company exercising the powers of a commercial bank and a wholly-owned subsidiary of Old Line Bancshares. At the effective time of the Merger (the “Effective Time”), Old Line Bancshares merged with and into Wesbanco, with Wesbanco as the surviving corporation in the Merger. Pursuant to the terms of the Merger Agreement, each holder of Old Line Bancshares’ common stock, par value $0.01 per share (“Old Line Bancshares Common Stock”), has the right to receive 0.7844 of a share of common stock of Wesbanco (the “Merger Consideration”), $2.0833 par value per share (the “Wesbanco Common Stock”), for each share of Old Line Bancshares Common Stock held immediately prior to the Effective Time, with cash to be paid in lieu of fractional shares. Each outstanding share of Wesbanco Common Stock remained outstanding and was unaffected by the Merger.

Also, at the Effective Time, each outstanding Old Line Bancshares stock option vested in full and converted into an option to purchase from Wesbanco, on the same terms and conditions as were applicable under the Old Line Bancshares stock option, a number of shares of Wesbanco Common Stock determined by multiplying (i) the number of shares of Old Line Bancshares Common Stock subject to the Old Line Bancshares stock option by (ii) 0.7844, with an exercise price determined by dividing (i) the per share exercise price for each share of Old Line Bancshares Common Stock subject to such Old Line Bancshares stock option by (ii) 0.7844. Each outstanding Old Line Bancshares restricted stock award vested and converted into the right to receive the Merger Consideration for each share of Old Line Bancshares Common Stock underlying such Old Line Bancshares restricted stock award.

Immediately following the Merger, Old Line Bancshares’ wholly-owned subsidiary, Old Line Bank, merged with and into Wesbanco’s wholly-owned subsidiary, Wesbanco Bank (the “Bank Merger”), with Wesbanco Bank as the surviving bank in the Bank Merger.

The foregoing description of the transactions contemplated by the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, attached as Exhibit 2.1 to Wesbanco’s Current Report on Form 8-K filed on July 23, 2019 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Pursuant to the terms of the Merger Agreement, at the Effective Time, James W. Cornelsen and Gregory S. Proctor, Jr., formerly directors of Old Line Bancshares, were appointed to the Wesbanco board of directors.

In connection with his service, Mr. Proctor, Jr. will receive compensation under Wesbanco’s director compensation package. Director compensation was most recently described in Wesbanco’s Definitive Proxy Statement for its 2019 Annual Meeting of Shareholders, filed with the U.S. Securities and Exchange Commission on March 13, 2019. Such compensation generally includes an annual fee of $25,000 payable quarterly at the rate of $6,250 per quarter, $1,500 for attendance at each board meeting and $1,000 for attendance at other board committee meetings and an annual grant of three-year time vested restricted stock in the equivalent amount of $10,000. In addition pursuant to the terms of the Merger Agreement, Mr. Proctor, Jr. will serve on an advisory board to Wesbanco for its Mid-Atlantic Market and will receive annual compensation for such service equal to the compensation he received for service on the Old Line Bancshares board of directors for the fiscal year ended December 31, 2018. Mr. Cornelsen will not receive director or advisory board compensation because he has entered into an employment agreement with Wesbanco and Wesbanco Bank as described below and is not eligible to receive board fees while so employed.

It is contemplated that Mr. Cornelsen and/or Mr. Proctor, Jr. may serve on certain committees of Wesbanco’s board of directors, subject to applicable director independence requirements, but no such committee appointments have been made at this time.

Other than as provided for in the Merger Agreement, there are no arrangements or understandings between Messrs. Cornelsen and Proctor, Jr. and any other person pursuant to which these directors were selected as directors.

Except with respect to the employment agreement entered into between Mr. Cornelsen and Wesbanco and Wesbanco Bank or as described in this Form 8-K, since the beginning of the last fiscal year there have been no related party transactions between Wesbanco and Messrs. Cornelsen and Proctor, Jr. that would be reportable under Item 404(a) of Regulation S-K. On July 23, 2019, James W. Cornelsen entered into an Employment Agreement with Wesbanco and Wesbanco Bank (the “Cornelsen Agreement”). Pursuant to the Cornelsen Agreement, at the Effective Time Wesbanco Bank hired Mr. Cornelsen as Chairman of its Mid-Atlantic Market. The Cornelsen Agreement has a two-year term beginning on the effective date of the Merger and guarantees Mr. Cornelsen a salary of at least $500,000 per year, plus any increases granted by the board of directors of Wesbanco Bank, and provides Mr. Cornelsen with employee benefits as Wesbanco Bank generally provides to its executives. The Cornelsen Agreement also provides for the post-Merger continuation of his supplemental executive retirement benefit agreements with Old Line Bancshares and Old Line Bank. Finally, the Cornelsen Agreement contains certain confidentiality and non-solicitation restrictive covenants. The foregoing description of the Cornelsen Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Cornelsen Agreement, which is filed as Exhibit 10.1 to Wesbanco’s Registration Statement on Form S-4 (File No. 333-233435) filed with the U.S. Securities and Exchange Commission on August 23, 2019 and which is incorporated herein by reference.

Item 8.01	Other Events

On November 22, 2019, Wesbanco issued a press release announcing the completion of the Merger. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

Financial statements of the business acquired will be filed by amendment to this Current Report on Form 8-K (this “Report”) no later than 71 days following the date that this Report is required to be filed.

(b)	Pro Forma Financial Information.

Pro forma financial information will be filed by amendment to this Report no later than 71 days following the date that this Report is required to be filed.

(d)	Exhibits:

2.1	-

Agreement and Plan of Merger dated July 23, 2019 by and among Wesbanco, Inc., Wesbanco Bank, Inc., Old Line Bancshares, Inc. and Old Line Bank (attached as Exhibit 2.1 to Wesbanco’s Form 8-K filed on July 23, 2019 and incorporated herein by reference).

99.1	-	Press Release, dated November 22, 2019.

104		Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Wesbanco, Inc.
(Registrant)

Date: November 22, 2019	/s/ Robert H. Young
Robert H. Young
Executive Vice President and Chief Financial Officer